Rogers Corporation Reports First Quarter 2026 Results

•Net sales of $200.5 million increased 5.2% year-over-year (YoY)
•Gross margin of 32.2% increased 230 basis points YoY
•Net income of $4.5 million increased by $5.9 million YoY
•Adjusted EBITDA of $32.0 million increased by $12.5 million YoY
•Diluted earnings per share of $0.25 increased by $0.33 YoY
•Adjusted earnings per share of $0.75 increased by $0.48 YoY

Chandler, Arizona, April 28, 2026: Rogers Corporation (NYSE:ROG) today announced financial results for the first quarter of 2026.

"Our consistent execution continued in the first quarter with results that met or exceeded the mid-point of guidance across all financial metrics,” stated Ali El-Haj, Rogers' Interim President and CEO. "We also achieved meaningful improvement in profitability with adjusted earnings per share more than doubling and adjusted EBITDA margin expanding by 580 basis points year over year.”

"The first quarter results together with our stronger second quarter guidance, demonstrates the progress of our commercial and profitability improvement initiatives, which continue to gain momentum. With key products in development that address needs in growing markets, and a strong balance sheet that provides strategic flexibility, we are well positioned to capitalize on compelling market opportunities ahead."

Financial Overview

GAAP Results (dollars in millions, except per share amounts)	Q1 2026	Q4 2025	Q1 2025
Net Sales	$200.5	$201.5	$190.5
Gross Margin	32.2%	31.5%	29.9%
Net Income (Loss)	$4.5	$4.6	$(1.4)
Diluted Earnings (Loss) Per Share	$0.25	$0.26	$(0.08)
Adjusted Earnings Per Diluted Share[1]	$0.75	$0.89	$0.27
Adjusted EBITDA[1]	$32.0	$34.4	$19.5
Net Cash Provided by Operating Activities	$5.8	$46.9	$11.7
Free Cash Flow[1]	$1.1	$42.2	$2.1

1 - Adjusted Earnings Per Diluted Share, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. A reconciliation of non-GAAP to GAAP measures is provided in the schedules included below.

Q1 2026 Summary of Results
Net sales of $200.5 million increased 5.2%, or $10.0 million, versus the first quarter of 2025, inclusive of a $7.9 million foreign currency benefit due to the appreciation of the euro and Chinese yuan relative to the U.S. dollar. By end market, industrial, and electronics and communications sales increased, while automotive sales declined.

GAAP earnings per diluted share were $0.25 compared to a loss per share of $(0.08) in Q1 2025. On an adjusted basis, earnings were $0.75 per diluted share compared to earnings of $0.27 per diluted share in the prior year quarter. There was minimal foreign currency benefit to adjusted earnings per share. The improvement in adjusted earnings resulted from higher sales, improvements in gross margin and lower operating expenses.

First quarter ending cash and cash equivalents were $195.8 million, a decrease of $1.2 million compared to the prior quarter. Net cash provided by operating activities was $5.8 million and capital expenditures were $4.7 million.

Financial Outlook

(dollars in millions, except per share amounts)	Q2 2026
Net Sales	$210 to $220
Gross Margin	32.5% to 33.5%
Adjusted Earnings Per Diluted Share	$0.90 to $1.10
Adjusted EBITDA	$35 to $41

2026
Capital Expenditures	$30 to $40

Conference Call and Additional Information
A conference call to discuss the results for the first quarter will take place today, Tuesday, April 28, 2026 at 5:00 pm ET. A live webcast of the event and the accompanying presentation can be accessed on the Rogers Corporation website at https://www.rogerscorp.com/investors.

About Rogers Corporation
Rogers Corporation (NYSE:ROG) is a global leader in engineered materials to power, protect and connect our world. Rogers delivers innovative solutions to help our customers solve their toughest material challenges. Rogers’ advanced electronic and elastomeric materials are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, industrial equipment and more. Headquartered in Chandler, Arizona, Rogers operates manufacturing facilities in the United States (U.S.), Asia and Europe, with sales offices worldwide.

Safe Harbor Statement
Statements included in this release that are not a description of historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are generally accompanied by words or phrases such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “seek,” “target” or similar expressions that convey uncertainty as to the future events or outcomes. Forward-looking statements are based on assumptions and beliefs that we believe to be reasonable; however, assumed facts almost always vary from actual results, and the differences between assumed facts and actual results could be material depending upon the circumstances. Where we express an expectation or belief as to future results, that expectation or belief is expressed in good faith and based on assumptions believed to have a reasonable basis. We cannot assure you, however, that the stated expectation or belief will occur or be achieved or accomplished. This release contains forward-looking statements regarding our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Other risks and uncertainties that could cause such results to differ include the following, without limitation: failure to capitalize on, volatility within, or other adverse changes with respect to growth opportunities, such as delays in adoption or implementation of new technologies; uncertain business, economic and political conditions in the U.S. and abroad, particularly in China, Germany, England, Belgium, South Korea and Hungary, where we maintain significant manufacturing, sales or administrative operations; the global trade policy dynamics between nations reflected in trade agreement negotiations, imposition of tariffs and other trade restrictions, as well as the potential for global supply chain decoupling; fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which they are incorporated into end-user products and systems that achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; business interruptions due to catastrophes or other similar events, such as natural disasters, war, terrorism or public health crises; the impact of sanctions, export controls and other foreign asset or investment restrictions; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company. Our forward-looking statements are expressly qualified by these cautionary statements, which you should consider carefully. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update or revise any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact:
Steve Haymore
Phone: 480-917-6026
Email: stephen.haymore@rogerscorporation.com

Website Address: https://www.rogerscorp.com

(Financial statements follow)

Condensed Consolidated Statements of Operations (Unaudited)
(DOLLARS AND SHARES IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

	Three Months Ended
	March 31, 2026	March 31, 2025
Net sales	$200.5	$190.5
Cost of sales	135.9	133.5
Gross margin	64.6	57.0

Selling, general and administrative expenses	41.2	44.5
Research and development expenses	6.7	7.1
Restructuring and impairment charges	5.9	5.9
Other operating (income) expense, net	0.1	(0.2)
Operating income (loss)	10.7	(0.3)

Other income (expense), net	0.3	(1.6)
Interest income, net	0.3	0.3
Income (loss) before income taxes	11.3	(1.6)
Income tax (benefit) expense	6.8	(0.2)
Net income (loss)	$4.5	$(1.4)

Basic earnings (loss) per share	$0.25	$(0.08)
Diluted earnings (loss) per share	$0.25	$(0.08)

Shares used in computing:
Basic earnings (loss) per share	17.8	18.5
Diluted earnings (loss) per share	17.9	18.5

Condensed Consolidated Statements of Financial Position (Unaudited)

(DOLLARS AND SHARES IN MILLIONS, EXCEPT PAR VALUE)	March 31, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$195.8	$197.0
Accounts receivable, net	142.1	130.6
Contract assets	25.9	27.9
Inventories, net	127.5	125.0
Asbestos-related insurance recoverables, current portion	4.7	4.7
Other current assets	15.4	14.8
Total current assets	511.4	500.0
Property, plant and equipment, net of accumulated depreciation	363.9	372.4
Operating lease right-of-use assets	18.5	19.2
Goodwill	301.2	303.4
Intangible assets, net of accumulated amortization	95.8	99.3
Asbestos-related insurance recoverables, non-current portion	48.1	48.1
Deferred income taxes	67.8	67.0
Other long-term assets	19.8	20.5
Total assets	$1,426.5	$1,429.9
Liabilities and Shareholders’ Equity
Current liabilities
Accounts payable	$52.8	$42.9
Accrued employee benefits and compensation	37.1	43.2
Accrued income taxes payable	9.9	10.2
Operating lease obligations, current portion	4.0	3.9
Asbestos-related liabilities, current portion	5.5	5.5
Other accrued liabilities	18.0	20.4
Total current liabilities	127.3	126.1
Operating lease obligations, non-current portion	17.5	17.9
Asbestos-related liabilities, non-current portion	51.8	51.9
Non-current income tax	5.0	4.8
Deferred income taxes	17.5	17.7
Other long-term liabilities	14.7	15.8
Shareholders’ equity
Capital stock - $1 par value; 50.0 authorized shares; 17.8 and 17.8 shares issued and outstanding, respectively	17.8	17.8
Additional paid-in capital	106.1	105.7
Retained earnings	1,123.8	1,119.3
Accumulated other comprehensive loss	(55.0)	(47.1)
Total shareholders' equity	1,192.7	1,195.7
Total liabilities and shareholders' equity	$1,426.5	$1,429.9

Reconciliation of non-GAAP financial measures to the comparable GAAP measures

Non-GAAP Financial Measures:

This earnings release includes the following financial measures that are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”):

(1) Adjusted earnings per diluted share, which the Company defines as earnings (loss) per diluted share excluding acquisition and related integration costs, dispositions, intangible amortization, (gains) losses on the sale or disposal of property, plant and equipment, restructuring, severance, impairment and other related costs, asbestos-related charges (credits), and the related income tax effect on these items, and charges to income tax expense for valuation allowances on deferred tax assets generated in prior years, divided by adjusted weighted average shares outstanding - diluted;

(2) Adjusted EBITDA, which the Company defines as net income (loss) excluding acquisition and related integration costs, dispositions, intangible amortization, (gains) losses on the sale or disposal of property, plant and equipment, restructuring, severance, impairment and other related costs, asbestos-related charges (credits), interest income (expense), net, income tax (benefit) expense , depreciation of fixed assets, and equity compensation expense;

(3) Adjusted EBITDA margin, which the Company defines as the percentage that results from dividing Adjusted EBITDA by total net sales;

(4) Free cash flow, which the Company defines as net cash provided by operating activities less non-acquisition capital expenditures.

Management believes adjusted earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin are useful to investors because they allow for comparison to the Company’s performance in prior periods without the effect of items that, by their nature, tend to obscure the Company’s core operating results due to potential variability across periods based on the timing, frequency and magnitude of such items. As a result, management believes that these measures enhance the ability of investors to analyze trends in the Company’s business and evaluate the Company’s performance relative to peer companies. Management also believes free cash flow is useful to investors as an additional way of viewing the Company's liquidity and provides a more complete understanding of factors and trends affecting the Company's cash flows. However, non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as alternatives to, financial measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may differ from, and should not be compared to, similarly named measures used by other companies. Reconciliations of the differences between these non-GAAP financial measures and their most directly comparable financial measures calculated in accordance with GAAP are set forth below.

The Company provides quarterly guidance for adjusted earnings per diluted share and adjusted EBITDA on a non-GAAP basis only. The forward-looking comparable GAAP measures and a reconciliation of adjusted earnings per share and adjusted EBITDA to GAAP are excluded in reliance upon the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K due to the inherent difficulty in forecasting and quantifying, without unreasonable efforts, certain reconciling items. These include, among other things, adjustments that could be made for acquisition and related integration costs, dispositions, intangible amortization, (gains) losses on the sale or disposal of property, plant and equipment, restructuring, severance, impairment and other related costs, asbestos-related charges (credits), and charges to income tax expense for valuation allowances on deferred tax assets generated in prior years, and other charges reflected in the Company’s reconciliations of historic numbers, the amount of which, based on historical experience, could be significant.

Reconciliation of GAAP Earnings (Loss) Per Diluted Share to Adjusted Earnings Per Diluted Share*:

	2026	2025
	Q1	Q4	Q1
GAAP Earnings (Loss) Per Diluted Share	$0.25	$0.26	$(0.08)

Acquisition & Divestiture Related Costs:
Acquisition & Related Integration Costs	—	—	—
Intangible Amortization	0.15	0.16	0.15
(Gain) Loss on Sale or Disposal of PPE	—	—	—

Restructuring, Business Realignment & Other Cost Saving Initiatives:
Restructuring, Severance, Impairment & Other Related Costs	0.33	0.44	0.32

Asbestos-Related Charges (Credits)	—	—	—

Valuation Allowances against Deferred Tax Assets	—	(0.05)	—

Estimated Income Tax Impacts of Adjustments	0.02	0.09	(0.11)
Impact of Including Dilutive Securities	—	—	—
Total Adjustments	$0.50	$0.64	$0.35
Adjusted Earnings Per Diluted Share	$0.75	$0.89	$0.27
*Values in table may not add due to rounding.

The following table reconciles weighted average shares outstanding - diluted under US GAAP to adjusted weighted average shares outstanding - diluted used in the calculation of adjusted diluted EPS:

	2026	2025
(shares in millions)	Q1	Q4	Q1
Weighed average shares outstanding - diluted	17.9	18.0	18.5
Dilutive effect of awards under equity compensation plans	—	—	—
Adjusted weighted average shares outstanding - diluted	17.9	18.0	18.5

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA*:

	2026	2025
(dollars in millions)	Q1	Q4	Q1
GAAP Net Income (Loss)	$4.5	$4.6	$(1.4)

Acquisition & Divestiture Related Costs:
Acquisition & Related Integration Costs	—	—	—
Dispositions	—	—	—
Intangible Amortization	2.7	2.8	2.7
(Gain) Loss on Sale or Disposal of PPE	—	—	—

Restructuring, Business Realignment & Other Cost Saving Initiatives:
Restructuring, Severance, Impairment & Other Related Costs	5.9	8.0	5.9

Asbestos-Related Charges (Credits)	—	—	—

Interest (Income) Expense, net	(0.3)	0.1	(0.3)
Income Tax (Benefit) Expense	6.8	4.9	(0.2)
Depreciation	10.7	11.8	9.2
Equity Compensation	1.7	2.2	3.6
Total Adjustments	$27.5	$29.8	$20.9
Adjusted EBITDA	$32.0	$34.4	$19.5
*Values in table may not add due to rounding.

Calculation of Adjusted EBITDA margin*:

	2026	2025
(dollars in millions)	Q1	Q4	Q1
Adjusted EBITDA	$32.0	$34.4	$19.5
Divided by Total Net Sales	200.5	201.5	190.5
Adjusted EBITDA Margin	16.0%	17.1%	10.2%

Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow:

	2026	2025
(dollars in millions)	Q1	Q4	Q1
Net Cash Provided By Operating Activities	$5.8	$46.9	$11.7
Non-Acquisition Capital Expenditures	(4.7)	(4.7)	(9.6)
Free Cash Flow	$1.1	$42.2	$2.1

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